APPENDIX A

LENDERS

As of August 14, 2013

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Asia Pacific Fund

Asset Allocation Fund

Capital Growth Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Equity Fund

Emerging Markets Equity Select Fund1

Endeavor Select Fund

Enterprise Fund

Global Opportunities Fund

Growth Fund

High Income Fund

High Yield Bond Fund

High Yield Municipal Bond Fund

Income Plus Fund

International Bond Fund

International Equity Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Mid Cap Disciplined Fund

Omega Growth Fund

Opportunity Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Small Cap Opportunities Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Traditional Small Cap Growth Fund

Ultra Short-Term Income Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Equity Income Portfolio

Index Portfolio

International Growth Portfolio

International Value Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund

VT Total Return Bond Fund

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

1. On August 14, 2013 the Board of Funds Trust approved the establishment of the Emerging Markets Equity Select Fund.  The fund is scheduled to become effective in the fourth quarter of 2013.